EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MEDIA CONTACTS:	INVESTOR CONTACTS:
Sharyn Traub, Publicity Manager (212) 603-8492 Nancy Udell, V.P. Publicity (561) 682-4195	Tom Severson, SVP & CFO (561) 659-4122 Cheryl Scully, Director Treasury and IR (561) 682-4211, Fax: (561) 659-4252
PAXSON’S SAGANSKY MOVES TO VICE-CHAIRMAN

(WEST PALM BEACH, FL — DECEMBER 16, 2002) — Lowell W. Paxson, Chairman of Paxson Communications Corporation (AMEX-PAX), announced today that the company’s President, Jeff Sagansky, has accepted the role of Vice-Chairman of the company’s Board of Directors. In addition to his role on the Board, Mr. Sagansky will remain as a consultant to the company while relinquishing his title of President and CEO.

Mr. Paxson said, “I look forward to Jeff’s continuing contributions to PAX programming. In four short years Jeff has helped establish PAX TV as the pre-eminent family television broadcast network, developing such hit shows as “Doc,” “Sue Thomas: F.B.Eye,” “It’s a Miracle” and “Just Cause.” He has been invaluable in bringing the nation’s largest advertisers to PAX, as well as creating an economic model for program acquisition that is unique in our business.” Mr. Sagansky commented, “I’m tremendously proud of what we’ve accomplished and feel we have the organization in place to grow and prosper in the year ahead.”

Paxson said he will take on the responsibilities of CEO of the company while Dean Goodman, President of the PAX TV Network, will become President and COO of the Company. Additionally, Bill Scott, currently President of Programming, will step into the Presidency of the network with responsibility for all programming. Doug Barker moves to President of the Paxson TV Station Group and Stephen Appel has been chosen as President of Sales and Marketing with responsibility for network, national and local sales.

ABOUT PAXSON COMMUNICATIONS CORPORATION

Paxson Communications Corporation owns and operates the nation’s largest broadcast television distribution system and PAX TV, family television. PAX TV reaches 87% of U.S. television households via nationwide broadcast television, cable and satellite distribution systems.

PAX TV’s original series include, “Sue Thomas: F.B.Eye,” starring Deanne Bray, “Doc,” starring recording artist Billy Ray Cyrus and “Just Cause” starring Richard Thomas and Elizabeth Lackey. Other original PAX series include “It’s A Miracle” and “Candid Camera.” For more information, visit PAX TV’s website at www.pax.tv.

THIS PRESS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS,” WITHIN THE MEANING OF FEDERAL SECURITIES LAWS, THAT INVOLVE RISKS AND UNCERTAINTIES. ALL STATEMENTS HEREIN THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, INCLUDING THE COMPANY’S ESTIMATES OF FINANCIAL PERFORMANCE AND SUCH THINGS AS BUSINESS STRATEGY, MEASURES TO IMPLEMENT STRATEGY, COMPETITIVE STRENGTHS, GOALS, REFERENCES TO FUTURE SUCCESS AND OTHER EVENTS ARE GENERALLY FORWARD-LOOKING STATEMENTS.

THE COMPANY’S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ITS ESTIMATES. WHETHER ACTUAL RESULTS, EVENTS AND DEVELOPMENTS WILL CONFORM WITH THE COMPANY’S EXPECTATIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND IMPORTANT FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. AMONG THE RISKS AND UNCERTAINTIES WHICH COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER FROM THOSE CONTEMPLATED BY ITS FORWARD LOOKING STATEMENTS ARE THE RISK THAT THE COMPANY MAY NOT BE ABLE TO SUCCESSFULLY DEVELOP ITS TELEVISION OPERATIONS TO THE POINT WHERE THESE OPERATIONS GENERATE SUFFICIENT CASH FLOW TO ENABLE THE COMPANY TO MEET ITS FINANCIAL OBLIGATIONS, INCLUDING THE FINANCIAL COVENANTS UNDER ITS SENIOR CREDIT FACILITY; THE EFFECTS OF GOVERNMENT REGULATIONS AND CHANGES IN THE LAWS AFFECTING THE COMPANY’S BUSINESS; INDUSTRY AND ECONOMIC CONDITIONS; AND THE RISKS AND UNCERTAINTIES CONTAINED IN THE COMPANY’S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONSEQUENTLY, ALL FORWARD-LOOKING STATEMENTS MADE HEREIN ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND THERE CAN BE NO ASSURANCE THAT THE RESULTS, EVENTS OR DEVELOPMENTS REFERENCED HEREIN WILL OCCUR OR BE REALIZED.